EXHIBIT (5)(a)(iii)

         AMERICAN GENERAL LIFE INSURANCE COMPANY of New York ("AGNY")
                300 SOUTH STATE STREET, SYRACUSE, NEW YORK 13202

[American General Logo]                                   WM Advantage(TM)

                         VARIABLE ANNUITY APPLICATION


INSTRUCTIONS: Please type or print in permanent black ink.

1.  ANNUITANT

    ______________________________________
    NAME (If no middle name, use NMN)
    ______________________________________
    CONTINGENT ANNUITYANT (IF APPLICABLE)
    ______________________________________
    STREET ADDRESS
    ______________________________________
    CITY                   STATE       ZIP
    Daytime telephone number (___)________
    Social Security # ____________________
    DOB of ANNUITANT _________  AGE:______ (Max Age 85)
    DOB of CONT. ANNUITANT _________  AGE:______ (Max Age 85)
    DOB of CONT. ANNUITANT _________  AGE:______ (Max Age 85)
    Sex of Annuitant [ ]M [ ]F
    Sex of Cont. Annuitant [ ]M [ ]F

    The Annuitant(s) will be the Owner unless specified below.
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2.  CONTRACT OWNER(S) Complete only if different than the Annuitant.  If Joint
    Owners are to be established, registration must be "and."

    ______________________________________
    NAME (If no middle name, use NMN)
    AND______________________________________
       JOINT OWNER NAME (IF APPLICABLE)
    ______________________________________
    STREET ADDRESS
    ______________________________________
    CITY                   STATE       ZIP
    Social Security # ____________________
    OR
    Tax ID of Owner ______________________
    Date of Birth _____________________________
                   MONTH/DAY/YEAR  (Max Age 85)
    Date of Birth _____________________________
                   MONTH/DAY/YEAR  (Max Age 85)
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3.  TYPE OF PLAN
    _______ Qualified                 ________ Non-Qualified
            ______ IRA (circle one):    Regular    Rollover    Transfer
            ______ Simplified Employee Pension IRA (employer established)
            ______ Self-employed Retirement Plan (Keogh-type)
            ______ 401 Corporate Plan
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4.  PURCHASE PAYMENT
    Minimum investment of $5,000 for Non-Qualified.

    An initial purchase payment of $____________________ is attached.
    Allocate this purchase payment ot the ______ year.
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5.  ANNUITY COMMENCEMENT DATE
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6.  INITIAL PURCHASE PAYMENT DIVISION ALLOCATION
    Money Market (53)                 ______%
    Short Term High Quality Bond (58) ______%
    U. S. Government (54)             ______%
    Corporate Income (57)             ______%
    Growth and Income (56)            ______%
    Growth (52)                       ______%
    Emerging Growth (59)              ______%
    International Growth (50)         ______%
    1-Year Guarantee Period (111)     ______%
    3-Year Guarantee Period (113)     ______%
    5-Year Guarantee Period (115)     ______%
               TOTAL MUST EQUAL 100%: NO FRACTIONAL PERCENTAGES
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7.  BENEFICIARY
    ______________________________________   ______________________
    PRIMARY                                  RELATIONSHIP
    ______________________________________   ______________________
    CONTINGENT                               RELATIONSHIP
    ______________________________________   ______________________
    CONTINGENT                               RELATIONSHIP
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8.  REPLACEMENT  Will the proposed  contract  replace any existing  annuity or insurance contract? [ ] NO [ ] YES
    (If yes, list company name, plan, year of issue and complete appropriate replacement documents.)
             Company:____________________________________________
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9.  SIGNATURES

    All statements made in this application are true to the best of our knowledge and belief, and we agree to all terms and conditions as shown.

    We further agree that this application shall be a part of the annuity contract, and verify our understanding that ALL PAYMENTS AND VALUES PROVIDED BY THE CONTRACT, WHEN BASED ON INVESTMENT EXPERIENCE OF A PORTFOLIO, ARE VARIABLE AND NOT GUARANTEED AS TO THE DOLLAR AMOUNT.

    If this application is for an IRA or a Simplified Employee Pension IRA, we acknowledge receipt of the Individual Retirement Annuity Disclosure Statement provided to us in conjunction with the current prospectuses for American General Life Insurance Company Separate Account D and Sierra Variable Trust.
                             ---------------------
    UNDER PENALTIES OF PERJURY, I CERTIFY: (1) THAT THE SOCIAL SECURITY (OR TAXPAYER IDENTIFICATION) NUMBER IS CORRECT AS IT APPEARS IN THIS APPLICATION; AND (2) THAT I AM NOT SUBJECT TO BACKUP WITHHOLDING UNDER
    SECTION 3406 (A)(1)(C) OF THE INTERNAL REVENUE CODE.

    THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
                            ---------------------

    Signed at _________________________________   Date: ______________________
              CITY                        STATE
              _________________________________   Date: ______________________
              SIGNATURE OF ANNUITANT
              _________________________________   Date: ______________________
              SIGNATURE OF CONTINGENT ANNUITANT
              _________________________________   Date: ______________________
              SIGNATURE OF OWNER
              _________________________________   Date: ______________________
              SIGNATURE OF JOINT OWNER
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10. DEALER INFORMATION

    Registered Representative:_________________ (_____)_______________________
                              PRINT NAME        REPRESENTATIVE NUMBER/LOCATION

    Broker Dealer:            _________________ ______________________________
                              PRINT NAME        TELEPHONE NUMBER
                                                ______________________________
                                                STATE LICENSE NUMBER
    Branch Office:____________________________________________________________
                  STREET ADDRESS            CITY            STATE          ZIP

    Signature of Registered Principal of Broker Dealer:_______________________
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11. REPRESENTATIVE'S SIGNATURE

    Will the  proposed  contract  replace any  existing  annuity or  insurance
    contract? [ ] NO   [ ] YES


    The representative hereby certifies he/she witnessed the signature(s) contained in this application and that all information contained in this application is true to the best of his or her knowledge and belief.

    Signature:_________________________________
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Send  completed  application - with a check made out to American  General Life
Insurance Company - to your investment dealer's home office.


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